Investor Presentation Third Quarter 2022 Exhibit 99.2

Information Related to Forward-Looking Statements Forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account information currently in our possession. These beliefs, assumptions and expectations may change as a result of many possible events or factors, not all of which are known to us or are within our control. If a change occurs, the performance of our portfolio and our business, financial condition, liquidity and results of operations may vary materially from those expressed, anticipated or contemplated in our forward-looking statements. You should carefully consider these risks, along with the following factors that could cause actual results to vary from our forward-looking statements, before making an investment in our securities: the overall environment for interest rates, changes in interest rates, interest rate spreads, the yield curve and prepayment rates, including the timing of changes in the Federal Funds rate by the U.S. Federal Reserve; the effect of any changes to the London Interbank Offered Rate (“LIBOR”) and the Secured Overnight Financing Rate (“SOFR”) and establishment of alternative reference rates; current conditions and further adverse developments in the residential mortgage market and the overall economy; potential risk attributable to our mortgage-related portfolios, including changes in fair value; our use of leverage and our dependence on repurchase agreements and other short-term borrowings to finance our mortgage-related holdings; the availability of certain short-term liquidity sources; competition for investment opportunities; U.S. Federal Reserve monetary policy; the federal conservatorship of the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and related efforts, along with any changes in laws and regulations affecting the relationship between Fannie Mae and Freddie Mac and the federal government; mortgage loan prepayment activity, modification programs and future legislative action; changes in, and success of, our acquisition, hedging and leverage strategies, changes in our asset allocation and changes in our operational policies, all of which may be changed by us without shareholder approval; failure of sovereign or municipal entities to meet their debt obligations of such debt obligations; fluctuations of the value of our hedge instruments; fluctuating quarterly operating results; changes in laws and regulations and industry practices that may adversely affect our business; volatility of the securities markets and activity in the secondary securities markets in the United States and elsewhere; our ability to qualify and maintain our qualification as a REIT for federal income tax purposes; our ability to successfully expand our business into areas other than investing in MBS and our expectations of the returns of expanding into any such areas; our ability to close on the sale of single-family residential homes described herein, and to realize the expected benefits from such sale; and the other important factors identified in this Annual Report on Form 10-K under the caption “Item 1A - Risk Factors.” These and other risks, uncertainties and factors, including those described elsewhere in our Annual Report on Form 10-K, could cause our actual results to differ materially from those projected in any forward-looking statements we make. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time and it is not possible to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Contents SECTION SLIDE NUMBER Company Overview Slide 3 Q3 2022 Financial Review Slide 14 Additional Financial Information Slide 22

Company Overview

Arlington’s Transition to a Differentiated Investment Strategy Return Capital To Shareholders 3 Focus on high return differentiated investments with barriers to entry Mortgage servicing rights (“MSRs”) Select credit investments Agency mortgage-backed securities (“MBS”) Improves level and reliability of returns over time Substantial and consistent share repurchases 26% repurchased since Q1 2020(3) Highly accretive to book value per share $0.82 per share since Q1 2020(3) Deliver high dividend equivalent yield to shareholders Transitioning Into Diversified Investment Strategies (1) Protect Shareholder Capital Diversify Investment Channels 2 Current portfolio constructed to mitigate risks of: High inflation and elevated rates Fed balance sheet normalization Spread widening Maintain low leverage, harvest capital and use term financing structures where available 1 8.7x Leverage (2) 2.4x Leverage (2) 1.2x Leverage (2) Capital is calculated as the Company’s GAAP shareholders’ equity plus long-term unsecured debt and accumulated depreciation on SFR properties recognized pursuant to GAAP. Calculated the ratio of the sum of repurchase agreement financing, net payable or receivable for unsettled securities, net contractual forward price of TBA commitments, debt secured by single-family properties and financing embedded in MSR financing receivables less cash and cash equivalents compared to investable capital. Through November 11, 2022.

Consistent Top Tier Economic Returns since Investment Transition Economic Return Compared to FTSE NAREIT Mortgage Home Financing Index (3)(4) Diversified investment portfolio with focus on book value preservation and low book value volatility Leading economic return relative to residential mortgage REIT peers(1) Produced the lowest volatility of economic returns over last twelve months(2) Economic return measured as change in book value per share plus dividends declared Measured as the standard deviation of quarterly economic return over last four quarters ending Q3 2022. Includes all constituents of the FTSE NAREIT Mortgage Home Financing Index and have been constituents for the entire period presented. Source: SEC filings.

Outsized Economic Return Compared to Peer Average Strong investment portfolio results generated recent strong economic return performance during period of severe market volatility(1) Economic Return Compared to FTSE NAREIT Mortgage Home Financing Index (2)(3) Economic return measured as change in book value per share plus dividends declared Includes all constituents of the FTSE NAREIT Mortgage Home Financing Index and have been constituents for the entire period presented. Source: SEC filings. -16.6% Median Economic Return 88th Percentile

Investment Portfolio Allocation as of September 30, 2022 Investment Asset Allocation Invested Capital Allocation Calculated the ratio of the sum of repurchase agreement financing, net payable or receivable for unsettled securities, net contractual forward price of TBA commitments, debt secured by single-family properties and financing embedded in MSR financing receivables less cash and cash equivalents compared to investable capital. Leverage ratio for MSR related assets reflects $27,863 of secured financing obtained by the mortgage servicer counterparty to our MSR financing receivables at our direction. Excludes accumulated depreciation of SFR properties recognized pursuant to GAAP. Reflects $445,122 in agency MBS and a net short TBA position of $236,998. Reflects the Company’s net investments of $24,782 in variable interest entities with gross assets and liabilities of $207,383 and $182,601, respectively, that are consolidated for GAAP financial reporting purposes. Investable capital is calculated as the Company’s GAAP shareholders’ equity plus long-term unsecured debt plus SFR accumulated depreciation.

Exceptional Returns From Mortgage Servicing Right Investments Established propriety channel for investing in MSRs Inception to date annualized total return of 46%(1) High current double digit net interest yields at current rate levels Low leverage of 0.2x(2) as of September 30, 2022 Grown investable capital allocation to 57% as of September 30, 2022 Total inception to date IRR based on total cash on cash return assuming remaining investment is sold at fair value on September 30, 2022. Reflects secured financing obtained by mortgage servicing counterparty within Company’s MSR financing receivable as of September 30, 2022. Represents total GAAP income comprised of net interest income and net unrealized and realized gains and losses. Represents quarterly net interest income divided by weighted average investment balance at cost. Income from MSRs (3) Net Interest Yield (4)

Strong Return from Investment in Single-Family Residential Properties Completed Q3 2022 Sale On August 19, 2022, the Company completed a sale of 371 SFR properties Gross sale price of $130.0 million resulting in net cash proceeds of $41.7 million including a gain of $14.4 million Pending Q4 2022 Sale On November 11, 2022, the Company signed an agreement to sell the Company’s remaining 251 SFR properties Expected gross sale price of $87.3 million including the assumption of its long-term secured debt facility Expected net cash proceeds of approximately $29 million Sale is expected to close on or about December 1, 2022 Sale is expected to result in a slight increase to book value Closing of the potential sale is contingent upon lender consent as well as other customary closing conditions Includes sales commissions, closing costs and accrued incentive fees to the Company’s third-party investment firm. Expect to generate a 28% annualized total return from investment strategy of single-family residential (“SFR”) rental properties over a five-quarter investment period Completed partial sale of SFR portfolio in Q3 2022 Expected to complete sale of remaining SFR portfolio in Q4 2022 Expected aggregate net cash proceeds from SFR investment strategy of $71 million, including $15 million net gain

Strong Returns in Opportunistic Credit Investments Constructed a diversified credit investment portfolio with attractive risk return profiles Focus on high grade liquid investments with 64% of credit assets in AAA rated senior bonds as of September 30, 2022(1) Produced strong total returns in challenging market environment Recent widening of credit spreads has presented opportunity to invest in high quality asset and strong risk adjusted returns in the low to mid teens Low total recourse leverage of 1.8x(2) as of September 30, 2022 Reflects the Company’s net investments of $24.8 million in variable interest entities with gross assets and liabilities of $207.4 million and $182.6 million, respectively, that are consolidated for GAAP reporting purposes. Calculated as repurchase agreement financing to investable capital allocated to credit investments. Investable capital is calculated as GAAP shareholders’ equity (plus accumulated depreciation of SFR) plus long-term unsecured debt. Total IRR based on cash on cash return assuming purchased at Company’s reported fair value at beginning of the period and sold at fair value on September 30, 2022. Reflected as a percentage of total capital invested in credit investments as of September 30, 2022. Annualized Total Investment Return (3) Diversified Credit Investment Portfolio (4)

Consistently and Aggressively Returned Capital to Shareholders Accretion per share common share includes accretion from repurchases of the Company’s preferred stock and unsecured long-term debt. FY 2020 includes three quarters of stock repurchases from Q2 20 to Q4 20. Through November 11, 2022. Shareholder Accretion From Stock Repurchases (1) Aggressively Repurchased Shares of Common Stock Since Q1 2020 (3) $0.82 per share returned to shareholders 26% of common shares repurchased 9.7 million shares repurchased for $32 million at average purchase price to book value of 56% 10.2 million remaining share authorization Tax efficient return of capital to shareholders $0.34

Substantial Tax Benefits Provide Additional Shareholder Value Substantial tax loss carryforwards(1) $163 million of estimated net operating loss (NOL) carryforwards as of September 30, 2022(2) $157 million of estimated net capital loss (NCL) carryforwards as of September 30, 2022(3) Tax loss carryforwards provide corporate flexibility that benefits shareholders As a REIT, ability to retain earnings to reinvest into new opportunities or to repurchase shares of common stock at a discount to book value As a C-corporation, ability to reduce corporate income tax liability that increases capital available to reinvestment into new opportunities, repurchase shares of common stock at a discount to book value or pay a dividend NOL carryforwards would represent approximately $1.49 per share of gross deferred tax assets prior to consideration of any valuation allowance NOL and NCL carryforwards are subject to potential adjustment up the time of the filing of the Company’s income tax returns. NOL carryforwards of $15 million expire in 2028 and $148 million have no expiration period. NCL carryforwards expire between the 2022 and 2027 years.

Extensive Alignment Insider ownership of 7.6% of outstanding shares Management and Board purchased 345,000 shares in open market purchases over last two years Internally managed Highly performance-based compensation structure Responsive and highly-experienced Board of Directors Significant expense reductions over time Substantial return of capital to shareholders Transparent and best-in-class Corporate Governance

Q3 2022 Financial Review

Q3 2022 Financial Highlights $6.45 book value per common share as of September 30, 2022(1) Increase of 2.4% from June 30, 2022 $0.10 GAAP net income per diluted common share $0.11 non-GAAP earnings available for distribution(2) per diluted common share Increased from $0.05 in second quarter 2022 $0.07 per common share of book value accretion from the repurchase of capital stock including 1.7% of outstanding shares of common stock Repurchased additional 0.3 million shares of common stock, or 1.1% of outstanding shares, through November 11, 2022 1.2 to 1 “at risk” leverage ratio(3) as of September 30, 2022 $14.4 million gain from sale of 371 SFR properties Excludes accumulated depreciation on SFR properties recognized in accordance with GAAP. A reconciliation of non-GAAP earnings available for distribution to GAAP net income (loss) available (attributable) to common stock is provided on slide 26. Calculated the ratio of the sum of repurchase agreement financing, net payable or receivable for unsettled securities, net contractual forward price of TBA commitments, debt secured by single-family properties and financing embedded in MSR financing receivables less cash and cash equivalents compared to investable capital. Investable capital is calculated as the sum of stockholders’ equity, long-term unsecured debt and accumulated depreciation of SFR properties recognized in accordance with GAAP.

Diversified and Complimentary Return Profile Agency MBS Mortgage Servicing Rights Single-Family Residential Rental Properties Credit Principal and interest guaranteed by Fannie Mae or Freddie Mac Funded with short-term repurchase agreements Hedged with interest rate swaps, Treasury futures and MSRs Performs well in low volatility and steepening yield curve environment 12.0% to 15.5% 5.0x to 8.0x Asset Class Targeted Return and Leverage (1) Recently originated pools of Fannie Mae and Freddie Mac loans Partnering with licensed, GSE approved servicer Ability to prudently leverage through access to funding facility Expected strong returns in an elevated rate environment Complimentary to agency MBS 9.5% to 12.75%(2) 0.0x to 0.6x Expect to earn a 28% annualized total return upon completion of final sale 12.0% to 20.0% 0.0x to 10.0x Constructed a portfolio of SFR rental properties Funded with fixed-rate long-term non-recourse financing Completed partial sale of portfolio in Q3 2022 Entered into agreement to sell remaining portfolio with an expected closing in Q4 2022 Loans or ABS collateralized by loans Focus on AAA rated and high credit quality Residential mortgage loans Commercial mortgage loans Funded with non-recourse term securitization where available Targeted return and leverage are for illustrative purposes only. Any assumptions and estimates used may not be accurate and cannot be relied upon. Actual returns for any given period may differ materially from these examples. Net of direct expenses and estimated partner fees including potential incentive fees.

MSR Related Assets Allocated Investable Capital (1) as of Quarter End $164.6 million Invested Capital Allocation % 57% Leverage Ratio as of Quarter End (2) 0.2x Q3 Weighted Average GAAP Asset Yield 15.95% MSR Related Assets as of September 30, 2022 (Dollars in thousands) AAIC has a strategic relationship with a licensed, GSE approved mortgage servicer that enables us to garner the economic return of an investment in an MSR purchased by the servicer For an MSR purchased by our partner, AAIC: purchases the excess servicing spread entitling the Company to servicing fees in excess of 12.5 basis points; and funds the balance of the MSR in exchange for an unsecured right to payment equal to the underlying base servicing fee of 12.5 basis points less the costs of servicing and any proceeds from the sale of the underlying MSR, less a monthly oversight fee and an annual incentive fee, if earned At our option, we can direct our partner to leverage our capital Investable capital is calculated as the Company’s GAAP shareholders’ equity plus long-term unsecured debt and SFR accumulated depreciation. Reflects $27,863 of secured financing obtained by the mortgage servicer counterparty to our MSR financing receivables at our direction.

Credit Investments Investable capital is calculated as the Company’s GAAP shareholders’ equity plus long-term unsecured debt and SFR accumulated depreciation. Leverage ratio is calculated as [short-term secured financing collateralized by credit investments +(-) net payable (receivable) for unsettled securities] divided by the allocated investable capital. Reflects the Company’s net investment in consolidated VIEs on a net basis. Levered net interest income (“NII”) return is calculated as the sum of GAAP net interest income attributable to credit investments divided by the weighted average amortized cost basis of credit investments net of the weighted average balance of credit investment secured financing for the period, annualized. Residential MBS – interest-only and residential MBS, in combination, reflect our net investment at fair value of $20,005 in a variable interest entity with gross assets and liabilities of $202,355 and $182,350, respectively, that is consolidated for GAAP financial reporting purposes. Reflects the Company’s net investment of $4,777 in a variable interest entity with gross assets and liabilities of $5,028 and $251, respectively, that is consolidated for GAAP financial reporting purposes on a net basis. For investments in credit securities, includes contractual accrued interest receivable. Allocated Investable Capital (1) as of Quarter End $59.7 million Invested Capital Allocation % 20% Leverage Ratio as of Quarter End (2) 1.8x Q3 GAAP Levered NII Return Based on Cost (3) 25.01% Credit Investment Portfolio as of September 30, 2022 (Dollars in thousands)

Agency MBS Investments Agency MBS Investment Portfolio as of September 30, 2022 (Dollars in thousands) Investable capital is calculated as the Company’s GAAP shareholders’ equity plus long-term unsecured debt and SFR accumulated depreciation Leverage ratio is calculated as [repurchase agreement financing collateralized by agency MBS +(-) net payable (receivable) for unsettled securities] divided by the allocated investable capital. Levered net interest income (“NII”) return is calculated as the sum of GAAP net interest income attributable to agency MBS, TBA dollar roll income (expense) and interest rate swap net income (expense) divided by the weighted average amortized cost basis of agency MBS net of the weighted average balance of agency MBS repurchase agreement financing for the period, annualized. To-be-announced (“TBA”) forward purchase and sale agreements are reflected on the balance sheets as derivative assets and liabilities at fair value with a net carrying amount of $4,023 as of September 30, 2022 Allocated Investable Capital (1) as of Quarter End $40.8 million Invested Capital Allocation % 14% Leverage Ratio as of Quarter End (2) 4.2x Q3 Weighted Average Constant Prepayment Rate 6.36% Q3 Weighted Average GAAP Asset Yield 3.98% Q3 Levered NII Return Based on Cost (3) 13.77%

Single-Family Residential Properties Investable capital is calculated as the Company’s GAAP shareholders’ equity plus long-term unsecured debt and SFR accumulated depreciation. Allocated Investable Capital (1) as of Quarter End $26.7 million Invested Capital Allocation % 9% Leverage Ratio as of Quarter End 2.1x SFR Investment Portfolio as of September 30, 2022 (Dollars in thousands) To finance the purchase of SFR properties, we have entered into a $150 million five-year secured term debt facility under which we had drawn $56.8 million as of September 30, 2022. Key financing terms are as follows: Draw period through March 28, 2023 74% advance rate 2.76% fixed cost of funds limited recourse to AAIC

Book Value Per Share Rollforward Net of accrued incentive fees to the Company’s third-party investment manager. Net of income tax provision (benefit) for TRS investment gain (loss), net. Excludes TBA dollar roll income (expense) which is included in non-GAAP earnings available for distribution. Excludes net interest income earned or expense incurred from interest rate swap agreements which is included in non-GAAP earnings available for distribution. Excludes $977 of accumulated depreciation of SFR properties recognized pursuant to GAAP.

Additional Financial Information

Publicly Traded Capital Class A Common Stock Ticker: AAIC Exchange: NYSE Market Capitalization: $90 million (1) Senior Notes Due 2026 Ticker: AAIN Exchange: NYSE Per Annum Interest Rate: 6.00% Current Strip Yield per Annum: 8.62%(1)(2) Maturity Date: August 1, 2026 Series B Cumulative Perpetual Redeemable Preferred Stock Ticker: AAIC PrB Exchange: NYSE Per Annum Dividend Rate: 7.00% Payable Quarterly Current Strip Yield per Annum: 10.10%(1)(2) As of November 11, 2022. Source: Bloomberg Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock Ticker: AAIC PrC Exchange: NYSE Per Annum Dividend Rate: 8.25% Payable Quarterly Current Strip Yield per Annum:10.00%(1)(2) Senior Notes Due 2025 Ticker: AIC Exchange: NYSE Per Annum Interest Rate: 6.75% Current Strip Yield per Annum: 9.89%(1)(2) Maturity Date: March 15, 2025

Balance Sheet Represents common shares outstanding plus vested restricted stock units convertible into common stock less shares of unvested restricted common stock. The amount of unvested restricted common stock was 1,023 as of September 30, 2022. Does not include performance-based units that are convertible into common stock following both the achievement of performance goals over applicable performance periods and continued employment. The number of shares of common stock issuable under outstanding performance-based units can range from zero to 4,848 as of September 30, 2022 Book value per common share is calculated as total equity plus accumulated depreciation on SFR properties less the preferred stock liquidation preference divided by common shares outstanding. Calculated the ratio of the sum of repurchase agreement financing, net payable or receivable for unsettled securities, net contractual forward price of TBA commitments, debt secured by single-family properties and financing embedded in MSR financing receivables less cash and cash equivalents compared to investable capital. Investable capital is calculated as the sum of stockholders’ equity and long-term unsecured debt.

Statement of Comprehensive Income

Non-GAAP Earnings Available for Distribution(1) Earnings available for distribution (formerly referred to as core operating income) is a non-GAAP financial measures used by management to evaluate the financial performance of the Company’s long-term investment strategy and core business activities over periods of time as well as assist with the determination of the appropriate level of periodic dividends to stockholders. The Company believes that earnings available for distribution assist investors in understanding and evaluating the financial performance of the Company’s long-term investment strategy and core business activities over periods of time as well as its earnings capacity. A limitation of utilizing this non-GAAP financial measure is that the effect of accounting for “non-core” events or transactions in accordance with GAAP does, in fact, reflect the financial results of our business and these effects should not be ignored when evaluating and analyzing our financial results. The Company believes that net income and comprehensive income determined in accordance with GAAP should be considered in conjunction with earnings available for distribution. Earnings Available for Distribution Per Diluted Share Rollforward – Q3 2022 vs. Q2 2022

Interest rate sensitivity of MBS and TBA commitments is derived from The Yield Book, a third-party model. Interest rate sensitivity of MSR financing receivables is derived from an internal model. Actual results could differ significantly from these estimates. Interest rate sensitivity is based on assumptions resulting in certain limitations, including (i) an instantaneous shift in rates with no changes to the slope of the yield curve, (ii) the effect of negative interest rates, (iii) no changes in MBS spreads, and (iv) no changes to the investment or hedge portfolio. Excludes changes in values to credit investments and single-family residential properties. Duration for agency MBS is derived from the Citi’s “The Yield Book,” a third-party model. Duration for MSR financing receivables is derived from an internal model. Duration is a measure of how much the price of an asset or liability is expected to change if interest rates move in a parallel manner and is dependent upon several subjective inputs and assumptions. Actual results could differ materially from these estimates. In addition, different models could generate materially different estimates using similar inputs and assumptions. Total liability and hedge duration is expressed in asset units. Excludes unsecured debt. Agency MBS spread sensitivity is derived from The Yield Book, a third-party model. Actual results could differ significantly from these estimates. The estimated change in book value reflects an assumed spread weighted average duration of 5.6 years, which is a model-based assumption that is dependent upon the size and composition of our portfolio as well as economic conditions present as of September 30, 2022. The agency MBS spread sensitivity is based on assumptions resulting in certain limitations, including (i) no changes in interest rates, and (ii) no changes to the investment or hedge portfolio. Interest Rate Sensitivity as of September 30, 2022 (1) Book Value Sensitivity to Interest Rates and Spreads Agency MBS Spread Sensitivity as of September 30, 2022 (4) Agency MBS and MSR Portfolio Net Duration Gap as of September 30, 2022

Consistent and Strong Focus on Corporate Responsibility Corporate Governance We are committed to continuing to build healthy principals into our corporate culture and are actively focused on the management and improvement of the Company’s governance efforts We established strong Corporate Governance Guidelines and code of ethics policies We do not have a classified or staggered Board and directors are elected by majority, not plurality, with a resignation policy for directors who do not receive a majority vote We conduct a regular Board refreshment process and currently 83% of our directors are independent with one of our five independent directors being female (20%) Adding diversity to our Board through our regular refreshment process is a top priority We do not have the same person occupying the offices of the Chairman of the Board and Chief Executive Officer and our Chairman of the Board is independent Each of the Board’s Committees are comprised entirely of independent directors Responsible Investing We support affordable housing in communities across the U.S. and have invested in opportunities that support the renewable energy sector Through our SFR Program we are able to offer quality homes in attractive neighborhoods that we believe give families the opportunity to reside in a home located in a community that may not have otherwise been attainable We have been able to expand our investments into areas that support the environmental benefits of renewable energy and continue to seek other responsible investments Operational Impact We are able to minimize our overall environmental impact through having a small office with easy access to public transportation, available electric vehicle charging stations, use of green products, streamlined recycling, reusable kitchen supplies, and energy efficient copiers and printers We offer employees the ability to work in a hybrid work environment between the corporate office and remotely to further reduce our environmental impact We provide our highly skilled employees an engaging, rewarding, supportive and inclusive environment that allows them to grow personally and professionally